SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 21, 1998

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-27324                               22-285-9704
     (Commission File Number)           (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events

         Synaptic Pharmaceutical Corporation (the "Company), in collaboration with Eli Lilly and Company ("Lilly"), is currently conducting drug discovery programs focused on a number of serotonin receptor subtypes and therapeutic applications. The current status of certain of these programs is summarized in the following table:

--------------------------------------------------------------------------------
Program(1)        Receptor(s)      Primary Indication(s)    Status(2)
--------------------------------------------------------------------------------
Serotonin         1F               Acute Migraine           Phase II Clinical(3)
                  __(4)            Depression               Phase I Clinical
                  __(4)(5)         Depression               Late Preclinical
                  1A               Smoking Cessation        Late Preclinical(6)
                  2C               Obesity                  Early Preclinical
--------------------------------------------------------------------------------


(1) The Company is working with Lilly on receptor and drug discovery programs in addition to those programs referenced in the above table. In general, the drug discovery and receptor discovery programs that are specifically referenced in the above table are at more advanced stages of development than those that are not specifically referenced in the table.

(2) "Early Preclinical" refers to the stage at which one or more leads have been identified and are being tested in in vitro or in vivo model systems for one or more indications. In addition, at this stage lead compounds may have been shown to be active in animal models for one or more indications and preliminary toxicology and pharmacokinetics studies will also have been concluded.

         "Late Preclinical" refers to the stage preceding the Phase I Clinical stage at which a clinical candidate has been selected, scale-up of such candidate is underway or completed, and toxicology and pharmacokinetics studies are planned or underway or have been concluded.

         "Phase I Clinical" refers to the stage preceding the Phase II Clinical stage at which a drug candidate is being or has been administered to a small group of healthy human subjects for the purpose of testing for safety (adverse effects), dose tolerance, absorption, bio-distribution, metabolism, excretion and clinical pharmacology.

         "Phase II Clinical" refers to the stage at which a drug candidate is being or has been administered to a small sample of the actual intended patient population to seek to assess the efficacy of the drug candidate for the specific targeted indication, to determine dose tolerance and the optimal dose range and to gather additional information relating to safety and potential adverse effects.

         "Phase III Clinical" refers to the stage at which a drug candidate is being or has been administered to a broader sample of the general patient population at geographically dispersed study sites to establish further clinical safety and efficacy of the drug candidates in order to determine its overall risk-benefit ratio and to provide an adequate basis for all physician labeling.

(3) In August 1998, the Company and Lilly announced that this compound would advance to the Phase III Clinical stage.

(4)      This information is confidential to the Company and Lilly.


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(5)      The  receptor  subtype  that is the target of this program is different from the receptor subtype that is the target of the depression program that is in the Phase I Clinical stage.

(6) The Company reported in its Form 10-Q for the quarter ended March 31, 1998, that Lilly had selected a compound in this smoking cessation program for possible development and that the compound was undergoing late preclinical testing. However, Lilly recently informed the Company that, as a result of competing priorities, it would not continue to develop this compound and would instead seek a licensee or development partner for the compound.

--------------------------------------------------------------------------------


         The Company reported in its Form 10-Q for the quarter ended June 30, 1998, that, with respect to the drug discovery program focused on the identification and development of serotonin 2B antagonists for the prophylactic treatment of migraine, Lilly had determined, based upon competing priorities, to discontinue development of the compound that was undergoing late preclinical testing and to seek a licensee or development partner for the compound. Since this report, however, Lilly has informed the Company that, due to its analysis of additional data with respect to the compound, Lilly had determined to terminate the program entirely and will no longer seek a licensee or development partner for the compound.

         This Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements which are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of drug candidates, any unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could slow or prevent product development efforts, competition within anticipated product markets, the uncertainty of product development in the pharmaceutical industry, the inability to license potential products or certain rights thereto to third parties, the uncertainty of patent protection for intellectual property or trade secrets and those risks and uncertainties detailed under the captions "Competition" and "Government Regulation" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 Form 10-K"), as well as the risks and uncertainties disclosed under the captions "Early Stage of Product Development; Technological Uncertainty," "Dependence on Collaborative Partners and Licensees for Development, Regulatory Approvals, Manufacturing, Marketing and Other Resources" and "Uncertainties Related to Clinical Trials" as "Cautionary Statements" in the 1997 Form 10-K or detailed from time to time in filings the Company makes with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 1998
                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)


                                            By: /s/ Kathleen P. Mullinix
                                                -------------------------------
                                                Name:  Kathleen P. Mullinix
                                                Title:  Chairman, President and
                                                         Chief Executive Officer



















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